UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 13, 2016

Neuralstem, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

20271 Goldenrod Lane, 2nd Floor, Germantown, Maryland 20876
(Address of Principal Executive Offices) (Zip Code)

301-366-4960
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 13, 2016, Neuralstem, Inc. (the “Company”) announced that Richard Daly, the Company’s president and chief executive officer has been appointed chairman of the board of directors of the Company.  The press release also announced that the Company had made further progress on its plan of reorganization.  A copy of the press release is attached to this report as Exhibit 99.01.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.01	Press Release Dated June 13, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neuralstem, Inc.

Date: June 13, 2016	By:	/s/ Richard Daly
Richard Daly
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.01	Press Release Dated June 13, 2016